UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2013
____________________

GLOBAL EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Blvd. Suite 1500, Los Angeles, California 90024

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable
(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01(a) Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 2, 2013, Global Eagle Acquisition Corp. (the “Company”) received a letter from the staff of the Listings Qualifications Department of The Nasdaq Stock Market LLC (the “Nasdaq Staff”) stating that the Nasdaq Staff has determined to initiate procedures to delist the Company’s common stock, units and warrants from The Nasdaq Stock Market because the Company did not hold an annual meeting of shareholders by December 31, 2012 or solicit proxies and provide proxy statements to Nasdaq in accordance with Listing Rules 5620(a) and 5620(b) and because the Company’s common stock does not comply with the minimum 300 public holders requirement set forth in Listing Rule 5550(a)(3). The Company has requested a hearing to appeal the Nasdaq Staff’s determination, which has stayed the suspension of the Company’s securities pending the decision by the Nasdaq Hearings Panel. The hearing has been scheduled for March 7, 2013, which is after the date by which the Company must complete an initial business combination or otherwise cease operations and liquidate its trust account. The Company has applied to continue to list its common stock on The Nasdaq Stock Market in connection with its previously announced business combination transaction in which the Company proposes to acquire Row 44, Inc., a Delaware corporation (“Row 44”), and 86% of the issued and outstanding shares of Advanced Inflight Alliance AG, a German corporation (“AIA”) (the “Business Combination”). As described below, the Company has established a meeting date of January 30, 2013 for a special meeting in lieu of the 2012 and 2013 annual meetings of its stockholders to consider and vote upon several proposals related to the Business Combination, and will solicit proxies in connection therewith. The Company anticipates being able to demonstrate to the Nasdaq Staff that it will meet the minimum 300 public holders requirement in connection with the closing of the proposed Business Combination.

Item 8.01  Other Events.

On January 7, 2013, the Company issued a press release announcing that it has set January 30, 2013 as the date for a special meeting in lieu of the 2012 and 2013 annual meetings of its stockholders to consider and vote upon several proposals related to the Business Combination. As previously disclosed, holders of record of the Company’s common stock at the close of business on December 17, 2012 will be entitled to notice of the special meeting and to vote at the special meeting, and any adjournments or postponements thereof.

Additional Information About the Business Combination and Where to Find It

The Company has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement in connection with the Business Combination and will mail a definitive proxy statement and other relevant documents to its stockholders.  The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination because the proxy statement will contain important information about the Company, Row 44, AIA, and the Business Combination. The definitive proxy statement will be mailed to stockholders of the Company as of December 17, 2012. Stockholders will also be able to obtain copies of the proxy statement, without charge, at the SEC’s website at http://www.sec.gov or by directing a request to: Global Eagle Acquisition Corp., 10900 Wilshire Blvd., Suite 1500, Los Angeles, CA 90024.  Attn.: James A. Graf, Chief Financial Officer.

Participants in the Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies to the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011 and the Company’s preliminary proxy statement for the Business Combination, which have been filed with the SEC.

Forward Looking Statements

This Current Report on Form 8-K may include “forward looking statements” within the meaning of the “safe harbor” provisions of the United Stated Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements with respect to the timing of the proposed business combination with Row 44 and AIA, as well as the expected performance, strategies, prospects and other aspects of the businesses of the Company, AIA, Row 44 and the combined company after completion of the proposed business combination, are based on current expectations that are subject to risks and uncertainties.

A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the inability of the Company to demonstrate to the Nasdaq Staff that it meets the Nasdaq listing requirements, including the minimum 300 public holders requirement, (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the Row 44 Merger Agreement or the AIA Stock Purchase Agreement (the “Business Combination Agreements”), (3) the outcome of any legal proceedings that may be instituted against the Company, AIA, Row 44 or others following announcement of the Business Combination Agreements and transactions contemplated therein; (4) the inability to complete the transactions contemplated by the Business Combination Agreements due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Business Combination Agreement, (5) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the transactions contemplated by the Business Combination Agreements; (6) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that AIA and Row 44 may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in the proxy statement to be filed by the Company with the SEC, including those under “Risk Factors” therein, and other filings with the SEC by the Company.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company, AIA and Row 44 undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
99.1*	Press release
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Global Eagle Acquisition Corp.
Dated: January 7, 2013	By: /s/ James A. Graf
Name: James A. Graf Title: Vice President

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1*	Press release
* Filed herewith.